SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 20, 2001




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)









ITEM 5.   OTHER EVENTS

     See the following press release, dated December 20, 2001, announcing certain changes in the directors and officers of the Company.

FOR IMMEDIATE RELEASE

Contact:  Jane Nelson
          CPI Corp.
          (314) 231-1575



                  CPI SEEKS NEW CHIEF FINANCIAL OFFICER


     ST. LOUIS, MO., December 20, 2001 - CPI Corp. (NYSE:CPY) announced today the commencement of a search for a new chief financial officer. The Company's incumbent CFO, Barry Arthur, will assume another position with CPI when his successor is selected. The search will be conducted by Boyden Global Executive Search of St. Louis, Missouri.

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United
States, Puerto Rico and Canada, photofinishing services through the searsphotos.com website and store systems technology and software development through Centrics Technology, Inc.




























                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                           /s/    Barry Arthur

                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 20, 2001